UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2023

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLAB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 20, 2023, Silicon Laboratories held its Annual Meeting of Stockholders. The matters voted upon at the meeting and the results of those votes were as follows:

Proposal 1 – Election of Class I Directors

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Navdeep S. Sooch	27,233,355	1,892,148	29,645	1,293,268
Nina Richardson	28,041,402	1,081,766	31,980	1,293,268
Robert J. Conrad	29,100,164	22,939	32,045	1,293,268

Proposal 2 – Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 30, 2023

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
28,414,693	1,937,667	96,056	--

Proposal 3 – Approval, by non-binding vote, of the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
27,536,032	1,583,591	35,525	1,293,268

Proposal 4 — Recommendation, by non-binding vote, regarding the frequency of holding future advisory votes regarding executive compensation

1 Year	2 Years	3 Years	Votes Abstaining	Broker Non-Votes
28,716,860	4,719	402,817	30,752	1,293,268

Based on the votes set forth above, the stockholders advised that they were in favor of holding future executive compensation advisory votes every year. Based upon these results and consistent with the Company’s recommendation, the Company’s board of directors has determined that the Company will conduct future stockholder advisory votes regarding the compensation to be paid by the Company to its named executive officers every year. This policy will remain in effect until the next required stockholder vote on the frequency of stockholder advisory votes with respect to executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

April 21, 2023	/s/ John C. Hollister
Date	John C. Hollister Senior Vice President and Chief Financial Officer (Principal Financial Officer)